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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) JUNE 27, 2005
                                                          ----------------------

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

             1-6627                                        25-0927646
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    (Commission File Number)                   (IRS Employer Identification No.)

            100 AIRSIDE DRIVE
       MOON TOWNSHIP, PENNSYLVANIA                            15108
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On June 27, 2005, the Board of Directors of Michael Baker Corporation (the "Company") approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Company and appointed Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005.

PwC's audit reports on the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2004 and December 31, 2003, and through June 27, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Company's financial statements for such years. During the fiscal years ended December 31, 2004 and December 31, 2003, and through June 27, 2005, there were no reportable events as described under
Item 304(a) (1)(v) of Regulation S-K.

We provided PwC with a copy of the foregoing disclosures and requested from them a letter indicating whether they agree with these disclosures. A copy of their letter dated June 29, 2005, is attached as Exhibit 16.

During the fiscal years ended December 31, 2004 and December 31, 2003, and through June 27, 2005, the Company has not consulted with Deloitte & Touche LLP regarding any of the matters described under Item 304(a)(2)(i) or (ii) of Regulation S-K.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.                 Description
-----------                 -----------
16                          Letter of PricewaterhouseCoopers LLP regarding change in certifying accountants.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MICHAEL BAKER CORPORATION

                                         By:  /s/  William P. Mooney
                                              ----------------------------------
                                              Executive Vice President and Chief
                                              Financial Officer


Date: July 1, 2005


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                                  EXHIBIT INDEX

Number          Description                                                                Method of Filing
------          -----------                                                                ----------------
16              Letter of PricewaterhouseCoopers LLP regarding change in                   Filed herewith
                certifying accountants.